                                                                      EXHIBIT 13
                                                                      ----------

                                 SCHEDULE 13E-3

                               (AMENDMENT NO. __)

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        Rule 13e-3 Transaction Statement
           under Section 13(e) of the Securities Exchange Act of 1934

                             THE COBALT GROUP, INC.
        -----------------------------------------------------------------
                              (Name of the Issuer)

             The Cobalt Group, Inc.; Cobalt Acquisition Corporation;
          Warburg, Pincus Equity Partners, L.P.; Warburg, Pincus & Co.;
                       Warburg Pincus LLC; John W.P. Holt
        -----------------------------------------------------------------
                      (Name of Person(s) Filing Statement)

                     Common Stock, par value $0.01 per share
        -----------------------------------------------------------------
                         (Title of Class of Securities)

                                   19074Q1031
        -----------------------------------------------------------------
                      (CUSIP Number of Class of Securities)

                             Scott A. Arenare, Esq.
                               Warburg Pincus LLC
                              466 Lexington Avenue
                            New York, New York 10017
                                 (212) 878-0600
        -----------------------------------------------------------------
            (Name, Address and Telephone Number of Person Authorized
                    To Receive Notices and Communications on
                    Behalf of the Person(s) Filing Statement)

                                   Copies to:

                             Steven J. Gartner, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                            New York, New York 10019
                                 (212) 728-8000

This statement is filed in connection with (check the appropriate box):
a. [x] The filing of solicitation materials or an information statement subject to Regulation 14A,
         Regulation 14C or Rule 13e-3(c) under the Securities Exchange
         Act of 1934.
b. [ ]   The filing of a registration statement under the Securities Act of 1933.
c. [ ]   A tender offer.
d. [ ]   None of the above.
Check the following box if the solicitation materials or information statement referred to in checking box (a) are preliminary copies: [ X ]


                               Page 1 of 16 Pages

                                 SCHEDULE 13E-3

                            Calculation of Filing Fee

        -----------------------------------------------------------------

    Transaction Valuation*                                Amount of Filing Fee

    $38,430,833                                                         $7,687
        -----------------------------------------------------------------


     * For purposes of calculating the filing fee only. This calculation assumes the purchase of 10,980,238 shares of common stock of The Cobalt Group, Inc. at $3.50 per share in cash. The amount of the filing fee, calculated in accordance with Regulation 240.0-11 promulgated under the Securities Exchange Act of 1934, as amended, equals 1/50 of one percent of the value of the maximum number of shares proposed to be purchased as described in the Proxy Statement.

     /X/ Check box if any part of the fee is offset as provided by Rule 0-11(a)
(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and date of its filing.

          Amount Previously Paid: $

          Form or Registration No. Schedule 14A
                                   ------------

          Filing Party: The Cobalt Group, Inc.
                        ----------------------

          Date Filed: June 29, 2001
                      -------------


                               Page 2 of 16 Pages

                                 SCHEDULE 13E-3

     This Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Transaction Statement"), filed pursuant to Section 13(e) of the Securities Exchange Act of 1934, as amended, relates to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 2, 2001, between The Cobalt Group, Inc., a Washington corporation (the "Company"), and Cobalt Acquisition Corporation, a Washington corporation ("Merger Sub"). Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company, with the Company being the surviving corporation (the "Merger").

     The terms and conditions of the Merger Agreement are described in the preliminary proxy statement (the "Proxy Statement") filed herewith as Exhibit 99(a). A copy of the Merger Agreement is annexed to the Proxy Statement as Appendix A thereto.

     Pursuant to General Instruction F to Schedule 13E-3, the information in the Company's 2001 Annual Proxy Statement filed by the Company on April 24, 2001, under the heading "Election of Directors" is hereby expressly incorporated by reference herein.

     This Transaction Statement is being jointly filed by the Company (the issuer of the class of equity securities that is the subject of the transaction), Merger Sub, Warburg, Pincus Equity Partners, L.P., a Delaware limited partnership and the sole shareholder of Merger Sub ("WPEP"), Warburg, Pincus & Co., the general partner of WPEP ("WP"), Warburg Pincus LLC, a New York limited liability company and the manager of WPEP ("WP LLC"), and John W.P. Holt, a director and the Chief Executive Officer of the Company ("Holt" and, collectively with the Company, Merger Sub, WPEP, WP and WP LLC, the "Filing Persons").

ITEM 1. SUMMARY TERM SHEET

     The information contained in "Summary Term Sheet" and "Certain Questions and Answers About the Merger" in the Proxy Statement is incorporated herein by reference.

ITEM 2. SUBJECT COMPANY INFORMATION

     (a) Name and address. The information set forth in "Cover Page", "Summary Term Sheet" and "Participants -- Parties to the Merger Agreement" in the Proxy Statement is incorporated herein by reference.

     (b) Securities. The class of securities that is the subject of the transaction is the common stock, par value $0.01 per share, of the Company. As of June 2, 2001, there were 20,357,472 shares of common stock issued and outstanding.

     (c) Trading market and price. The information set forth in "Markets and Market Price" in the Proxy Statement is incorporated herein by reference.

     (d) Dividends. The information set forth in "Markets and Market Price" in the Proxy Statement is incorporated herein by reference.

     (e) Prior public offerings. The information set forth in "Markets and Market Price" in the Proxy Statement is incorporated herein by reference.


                               Page 3 of 16 Pages

     (f) Prior stock purchases. The information set forth in "Past Contracts, Transaction, Negotiations and Agreements" and "Common Stock Purchase Information" in the Proxy Statement is incorporated herein by reference.

ITEM 3. IDENTITY AND BACKGROUND OF FILING PERSON.

     (a) Name and address. The information set forth in "Summary Term Sheet", "Participants", "Special Factors -- Position of Merger Sub, Warburg Pincus and its Affiliates, the Other Continuing Shareholders and Cobalt as to the Fairness of the Merger" and "Security Ownership of Certain Beneficial Owners and Management" in the Proxy Statement and the information set forth in the Company's 2001 Annual Proxy Statement under the heading "Election of Directors" is incorporated herein by reference. The name and address of each general partner of WP and each member of WP LLC is set forth in Schedule I hereto.

     (b) Business and background of entities. The information set forth in "Summary Term Sheet", "Participants" and "Security Ownership of Certain Beneficial Owners and Management" in the Proxy Statement is incorporated herein by reference.

     (c) Business and background of natural persons. The information set forth in "Summary Term Sheet", "Participants", "Security Ownership of Certain Beneficial Owners and Management" in the Proxy Statement and the information set forth in the Company's 2001 Annual Proxy Statement under the heading "Election of Directors" is incorporated herein by reference. The business background and other information required by Item 1003(c) of Regulation M-A of each general partner of WP and each member of WP LLC is set forth in Schedule I hereto. None of the Filing Persons who are natural persons or, to the best of their knowledge, any executive officer, director or controlling person of the Company, Merger Sub, WPEP, WP or WP LLC has during the past five years (i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation with respect to such laws. Except as set forth in Schedule I hereto, all Filing Persons who are natural persons and, to the best of their knowledge, any executive officer, director or controlling person of the Company, Merger Sub, WPEP, WP or WP LLC are United States citizens.

ITEM 4. TERMS OF THE TRANSACTION

     (a) Material terms. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger", "The Special Meeting", "Special Factors -- Background of the Merger; -- Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger;-- Position of Merger Sub, Warburg Pincus and its Affiliates, the Other Continuing Shareholders and Cobalt as to the Fairness of the Merger, -- Purpose and Reasons for the Merger; -- Certain Effects of the Merger; -- Interests of Cobalt Directors and Officers and the Other Continuing Shareholders in the Merger", "Accounting Treatment of the Merger", "Material U.S. Federal Income Tax Consequences of the Merger" and "The Merger" in the Proxy Statement is incorporated herein by reference.


                               Page 4 of 16 Pages

     (c) Different terms. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger", "Special Factors -- Purpose and Reasons of the Merger; -- Certain Effects of the Merger; -- Interests of Cobalt Directors and Officers and the Other Continuing Shareholders in the Merger" and "The Merger" in the Proxy Statement is incorporated herein by reference.

     (d) Appraisal rights. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "Dissenters' Rights" in the Proxy Statement is incorporated herein by reference.

     (e) Provisions for unaffiliated security holders. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "Where Shareholders Can Find More Information" in the Proxy Statement is incorporated herein by reference.

     (f) Eligibility for listing or trading. Not applicable.

ITEM 5. PAST CONTACTS, TRANSACTIONS, NEGOTIATIONS AND AGREEMENTS.

     (a) Transactions. The information set forth in "Special Factors -- Background of the Merger", "Interests of Cobalt Directors and Officers and the Other Continuing Shareholders in the Merger" and "Past Contacts, Transactions, Negotiations and Agreements" in the Proxy Statement is incorporated herein by reference.

     (b) Significant corporate events. The information set forth in "Special Factors -- Background of the Merger; -- Interests of Cobalt Directors and Officers and the Other Continuing Shareholders in the Merger" and "Past Contacts, Transactions, Negotiations and Agreements" in the Proxy Statement is incorporated herein by reference.

     (c) Negotiations or contacts. The information set forth in "Special Factors -- Background of the Merger; -- Interests of Cobalt Directors and Officers and the Other Continuing Shareholders in the Merger" and "Past Contacts, Transactions, Negotiations and Agreements" in the Proxy Statement is incorporated herein by reference.

     (e) Agreements involving the subject company's securities. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger", "The Special Meeting -- Record and Voting Information", "Special Factors -- Background of the Merger; -- Position of Merger Sub, Warburg Pincus and its Affiliates, the Other Continuing Shareholders and Cobalt as to the Fairness of the Merger; -- Interests of Cobalt Directors and Officers and the Other Continuing Shareholders in the Merger", "The Merger", "Terms of the Voting Agreement and the Commitment Letter" and "Past Contacts, Transactions, Negotiations and Agreements" in the Proxy Statement is incorporated herein by reference. The information set forth in Exhibits 99.(d)(1) and 99.(d)(2) hereto is incorporated by reference herein.

ITEM 6. PURPOSES OF THE TRANSACTION AND PLANS OR PROPOSALS.

     (b) Not applicable.


                               Page 5 of 16 Pages

     (c)(1)-(8) The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger", "Special Factors -- Certain Effects of the Merger" and "The Merger" in the Proxy Statement is incorporated herein by reference.

ITEM 7. PURPOSES, ALTERNATIVES, REASONS AND EFFECTS

     (a) Purposes. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "Special Factors -- Background of the Merger; -- Purpose and Reason for the Merger; -- Certain Effects of the Merger" in the Proxy Statement is incorporated herein by reference.

     (b) Alternatives. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "Special Factors -- Background of the Merger; -- Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger" in the Proxy Statement is incorporated herein by reference.

     (c) Reasons. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "Special Factors -- Background of the Merger; -- Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger; -- Position of Merger Sub, Warburg Pincus and its Affiliates, the Other Continuing Shareholders and Cobalt as to the Fairness of the Merger; -- Opinion of SG Cowen to the Special Committee; -- Purpose and Reasons for the Merger" in the Proxy Statement is incorporated herein by reference.

     (d) Effects. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger", "Special Factors -- Background of the Merger; -- Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger; -- Position of Merger Sub, Warburg Pincus and its Affiliates, the Continuing Shareholders and Cobalt as to the Fairness of the Merger; -- Opinion of SG Cowen to the Special Committee; -- Certain Effects of the Merger", "Material Federal Income Tax Consequences", "Shareholder Litigation", "Dissenters' Rights" and "The Merger" in the Proxy Statement is incorporated herein by reference.

ITEM 8. FAIRNESS OF THE TRANSACTION

     (a) Fairness. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "Special Factors -- Background of the Merger; -- Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger; -- Position of Merger Sub, Warburg Pincus and its Affiliates, the Other Continuing Shareholders and Cobalt as to the Fairness of the Merger; -- Opinion of SG Cowen to the Special Committee; -- Interests of Cobalt Directors and Officers and the Other Continuing Shareholders in the Merger" in the Proxy Statement is incorporated herein by reference.

     (b) Factors considered in determining fairness. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "Special Factors -- Background of the Merger; -- Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger; -- Position of Merger Sub, Warburg Pincus and its Affiliates, the Continuing Shareholders and Cobalt as to the Fairness of the Merger ; -- Opinion


                               Page 6 of 16 Pages
of SG Cowen to the Special Committee; -- Interests of Cobalt Directors and Officers and the Other Continuing Shareholders in the Merger" in the Proxy Statement is incorporated herein by reference.

     (c) Approval of security holders. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger", "The Special Meeting", "Special Factors -- Interests of Cobalt Directors and Officers and the Other Continuing Shareholders in the Merger" and "Terms of the Voting Agreement and the Commitment Letter" in the Proxy Statement is incorporated herein by reference.

     (d) Unaffiliated representative. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "Special Factors -- Background of the Merger; -- Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger; -- Position of Merger Sub, Warburg Pincus and its Affiliates, the Other Continuing Shareholders and Cobalt as to the Fairness of the Merger; -- Opinion of SG Cowen to the Special Committee" in the Proxy Statement is incorporated herein by reference.

     (e) Approval of directors. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "Special Factors -- Background of the Merger; -- Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger; -- Position of Merger Sub, Warburg Pincus and its Affiliates, the Other Continuing Shareholders and Cobalt as to the Fairness of the Merger; -- Opinion of SG Cowen to the Special Committee" in the Proxy Statement is incorporated herein by reference.

     (f) Other offers. Not applicable.

ITEM 9. REPORTS, OPINIONS, APPRAISALS AND NEGOTIATIONS.

     (a) Report, opinion or appraisal. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "Special Factors -- Background of the Merger; -- Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger; -- Opinion of SG Cowen to the Special Committee" in the Proxy Statement is incorporated herein by reference.

     (b) Preparer and summary of the report, opinion or appraisal. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "Special Factors -- Background of the Merger; -- Opinion of SG Cowen to the Special Committee" in the Proxy Statement is incorporated herein by reference and Appendix B - Opinion of S.G. Cowen Securities Corporation in the Proxy Statement is incorporated herein by reference.

     (c ) Availability of documents. The opinion of S.G. Cowen Securities Corporation shall also be made available for inspection and copying during regular business hours at the principal executive offices of the Company by any interested holder of common stock or by the representative of any such holder who has been so designated in writing upon written request and at the expense of the requesting securityholder.


                               Page 7 of 16 Pages

ITEM 10. SOURCE AND AMOUNTS OF FUNDS OR OTHER CONSIDERATION

     (a) Source of Funds. The information set forth in "Special Factors -- Merger Financing" and "Estimated Fees and Expenses of the Merger" in the Proxy Statement is incorporated herein by reference.

     (b) Conditions. The information set forth in "Special Factors -- Merger Financing" and "Estimated Fees and Expenses of the Merger" in the Proxy Statement is incorporated herein by reference.

     (c) Expenses. The information set forth in "Special Factors -- Merger Financing" and "Estimated Fees and Expenses of the Merger" in the Proxy Statement is incorporated herein by reference.

     (d) Borrowed funds. Not applicable.

ITEM 11. INTEREST IN SECURITIES OF THE SUBJECT COMPANY

     (a) Securities Ownership. The information set forth in "Summary Term Sheet" and "Security Ownership of Certain Beneficial Owners and Management" in the Proxy Statement is incorporated herein by reference.

     (b) Securities Transactions. The information set forth in "Summary Term Sheet", "Common Stock Purchase Information" and "Security Ownership of Certain Beneficial Owners and Management" in the Proxy Statement is incorporated herein by reference.

ITEM 12. THE SOLICITATION OR RECOMMENDATION

     (d) Intent to tender or vote in a going private transaction. The information set forth in "Summary Term Sheet", "The Special Meeting", "Special Factors -- Background of the Merger; -- Position of Merger Sub, Warburg Pincus and its Affiliates, the Other Continuing Shareholders and Cobalt as to the Fairness of the Merger; -- Interests of Cobalt Directors and Officers and the Other Continuing Shareholders in the Merger" and "Terms of the Voting Agreement and the Commitment Letter" in the Proxy Statement is incorporated herein by reference. The information set forth in Exhibit 99.(d)(2) hereto is incorporated by reference herein.

     (e) Recommendation of others. The information set forth in "Summary Term Sheet" and "Interests of Cobalt Directors and Officers and the Other Continuing Shareholders in the Merger" in the Proxy Statement is incorporated herein by reference.

ITEM 13. FINANCIAL STATEMENTS

     (a) Financial Information. The information set forth in "Cobalt Selected Historical Financial Data" and "Where Shareholders Can Find More Information" in the Proxy Statement is incorporated herein by reference.

     (b) Pro forma information. Not applicable.


                               Page 8 of 16 Pages

ITEM 14. PERSONS/ASSETS RETAINED, EMPLOYED, COMPENSATED OR USED

     (a) Solicitations or recommendations. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "The Special Meeting" in the Proxy Statement is incorporated herein by reference.

     (b) Employees and corporate assets. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "The Special Meeting" in the Proxy Statement is incorporated herein by reference.

ITEM 15. ADDITIONAL INFORMATION

     The information set forth in the Proxy Statement and the Appendices thereto, in the Company's 2001 Annual Proxy Statement under the heading "Election of Directors" is incorporated herein by reference in its entirety.

ITEM 16. EXHIBITS

          99(a) Preliminary Proxy Statement for the Special Meeting of Shareholders of The Cobalt Group, Inc.

          99.(c)(1)      Opinion of S.G. Cowen Securities Corporation, dated
                         June 2, 2001(*)

          99.(d)(1)      Voting Agreement, dated June 2, 2001, by and among
                         Warburg, Pincus Equity Partners, L.P. and
                         John Holt (**)

          99.(d)(2)      Agreement and Plan of Merger by and between The
                         Cobalt Group, Inc. and Cobalt Acquisition
                         Corporation dated as of June 2, 2001 (*)

          99(d)(3) Commitment Letter, dated June 2, 2001, from Warburg, Pincus Equity Partners, L.P. and certain affiliates to The Cobalt Group, Inc.(**)

          99.(f)         Appraisal Rights under Washington General
                         Corporation Law.(*)

-------------------------------

         (*) Incorporated by reference from the Proxy Statement, a copy of which is attached as Exhibit 99 (a).

        (**) Incorporated by reference from the Schedule 13D filed by Warburg, Pincus Equity Partners, L.P. and certain affiliates on June 5, 2001.


                               Page 9 of 16 Pages

     After due inquiry and to the best of my knowledge and belief, I certify that the information in this statement is true, complete and correct.

Dated: June 29, 2001

                                      THE COBALT GROUP, INC.

                                      By: /s/  John W. P. Holt
                                          -------------------------------------
                                          Name:   John W. P. Holt
                                          Title:  President and Chief
                                                  Executive Officer


                                       COBALT ACQUISITION CORPORATION

                                       By: /s/ Joseph P. Landy
                                          --------------------------------------
                                          Name:  Joseph P. Landy
                                          Title: President and Treasurer


                                       WARBURG, PINCUS EQUITY PARTNERS, L.P.

                                       By:  Warburg, Pincus & Co., General
                                            Partner

                                       By: /s/ Joseph P. Landy
                                           -------------------------------------
                                           Name:  Joseph P. Landy
                                           Title: Partner


                                      WARBURG, PINCUS & CO.

                                      By: /s/ Joseph P. Landy
                                          --------------------------------------
                                          Name:  Joseph P. Landy
                                          Title: Partner


                                       WARBURG PINCUS LLC

                                       By: /s/ Joseph P. Landy
                                           -------------------------------------
                                           Name:  Joseph P. Landy
                                           Title: Member


                                           /s/  John W. P. Holt
                                           ------------------------------------
                                             John W. P. Holt

                                   Schedule I
                                   ----------

     Set forth below is the name, position and present principal occupation of each of the general partners of Warburg, Pincus & Co. ("WP") and members of Warburg Pincus LLC ("WP LLC"). Unless otherwise indicated, each general partner or member, as applicable, has held such position for the last five years. The sole general partner of Warburg, Pincus Equity Partners, L.P. ("WPEP") is WP. Except as otherwise indicated, the business address of each of such persons is 466 Lexington Avenue, New York, New York 10017. Except as otherwise indicated, each person listed below is a citizen of the United States.

                             GENERAL PARTNERS OF WP
                             ----------------------

--------------------------- ---------------------------------------------------
                 NAME        CURRENT PRINCIPAL OCCUPATION AND MATERIAL
                               OCCUPATIONS DURING THE PAST FIVE YEARS

--------------------------- ---------------------------------------------------
Joel Ackerman               Partner of WP; Member and Managing Director of
                            WP LLC
--------------------------- ---------------------------------------------------
Gregory Back                Partner of WP; Member and Managing Director of
                            WP LLC; prior to 1999, Mr. Back was employed by
                            McKinsey & Company
--------------------------- ---------------------------------------------------
David Barr                  Partner of WP; Member and Managing Director of WP;
                            prior to 2000, Mr. Barr was a Managing Director of
                            Butler Capital and was employed by Goldman,
                            Sachs & Co.
--------------------------- ---------------------------------------------------
Harold Brown                Partner of WP; Member and Managing Director of
                            WP LLC
--------------------------- ---------------------------------------------------
Sean D. Carney              Partner of WP; Member and Managing Director of
                            WP LLC
--------------------------- ---------------------------------------------------
Timothy J. Curt             Partner of WP; Member and Managing Director
                            of WP LLC; prior to 1998, Mr. Curt was a tax partner in the accounting firm of Ernst & Young LLP and a member of its Mergers & Acquisitions
                            Services Group

--------------------------- ---------------------------------------------------
W. Bowman Cutter            Partner of WP; Member and Managing Director of
                            WP LLC
--------------------------- ---------------------------------------------------
Cary J. Davis               Partner of WP; Member and Managing Director
                            of WP LLC
--------------------------- ---------------------------------------------------
Stephen Distler             Partner of WP; Member and Managing Director
                            of WP LLC
--------------------------- ---------------------------------------------------
Stewart K. P. Gross         Partner of WP; Member and Senior Managing Director
                            of WP LLC
--------------------------- ---------------------------------------------------
Patrick T. Hackett          Partner of WP; Member and Managing Director
                            of WP LLC
--------------------------- ---------------------------------------------------
Jeffrey A. Harris           Partner of WP; Member and Senior Managing Director
                            of WP LLC

--------------------------- ---------------------------------------------------
William H. Janeway          Partner of WP; Member and Vice Chairman of WP LLC
--------------------------- ---------------------------------------------------
Charles R. Kaye             Partner of WP; Member and Executive Managing
                            Director of WP LLC
--------------------------- ---------------------------------------------------
Henry Kressel               Partner of WP; Member and Senior Managing Director
                            of WP LLC

--------------------------- ---------------------------------------------------
Joseph P. Landy             Partner of WP; Member and Executive Managing
                            Director of WP LLC
--------------------------- ---------------------------------------------------
Sidney Lapidus              Partner of WP; Member and Managing Director
                            of WP LLC
--------------------------- ---------------------------------------------------
Kewsong Lee                 Partner of WP; Member and Managing Director
                            of WP LLC
--------------------------- ---------------------------------------------------
Jonathan S. Leff            Partner of WP; Member and Managing Director
                            of WP LLC
--------------------------- ---------------------------------------------------

--------------------------- ---------------------------------------------------
Reuben S. Leibowitz         Partner of WP; Member and Managing Director
                            of WP LLC
--------------------------- ---------------------------------------------------
David E. Libowitz           Partner of WP; Member and Managing Director
                            of WP LLC
--------------------------- ---------------------------------------------------
Nancy Martin                Partner of WP; Member and Managing Director of
                            WP LLC; prior to 1999, Dr. Martin was Vice
                            President of Research and Development of MCI
                            Systemhouse' Executive Director of Advanced
                            Technology for Melville Corporation and a partner
                            of Coopers & Lybrand where she directed advanced
                            technology nationally.  In addition, Dr. Martin
                            was the founder and Chief Executive Officer of
                            SoftPert Systems, founding professor of Software
                            Engineering at Wang Institute of Graduate Studies
                            and Visiting Professor at Stanford University.
--------------------------- --------------------------------------------------
Edward J. McKinley          Partner of WP; Member and Managing Director
                            of WP LLC;
                            President of Warburg Pincus International LLC
--------------------------- --------------------------------------------------
Rodman W. Moorhead III      Partner of WP; Member and Managing Director
                            of WP LLC
--------------------------- --------------------------------------------------
James Neary                 Partner of WP; Member and Managing Director
                            of WP LLC; prior to 2000, Mr. Neary was a
                            Managing Director of Chase Securities and was
                            employed by Credit Suisse First Boston
--------------------------- --------------------------------------------------
Howard H. Newman            Partner of WP; Member and Vice Chairman of WP LLC
--------------------------- --------------------------------------------------
Gary D. Nusbaum             Partner of WP; Member and Managing Director
                            of WP LLC
--------------------------- --------------------------------------------------
Dalip Pathak                Partner of WP; Member and Managing Director
                            of WP LLC
--------------------------- --------------------------------------------------
Lionel I. Pincus            Managing Partner of WP; Managing Member, Chairman
                            and Chief Executive Officer of WP LLC
--------------------------- --------------------------------------------------
John D. Santoleri           Partner of WP; Member and Managing Director
                            of WP LLC
--------------------------- --------------------------------------------------
Steven G. Schneider         Partner of WP; Member and Managing Director
                            of WP LLC; prior to 1997, Mr. Schneider was a
                            Managing Director with NationsBank Capital
                            Markets, Inc.
--------------------------- ---------------- ---------------------------------
Barry Taylor                Partner of WP; Member and Managing Director of
                            WP LLC; prior to 2000, Mr. Taylor was employed
                            by the law firm of Wilson Sonsini Goodrich and
                            Rosati
--------------------------- ---------------- ---------------------------------
John L. Vogelstein          Partner of WP; Member, President and Vice Chairman
                            of WP LLC

--------------------------- --------------------------------------------------
Elizabeth H. Weatherman     Partner of WP; Member and Managing Director of
                            WP LLC
--------------------------- --------------------------------------------------
David Wenstrup              Partner of WP; Member and Managing Director
                            of WP LLC; prior to 1997, Mr. Wenstrup was
                            employed by the Boston Consulting Group
--------------------------- --------------------------------------------------

                                MEMBERS OF WP LLC
                                -----------------

------------------------- -----------------------------------------------------
        NAME                 CURRENT PRINCIPAL OCCUPATION AND MATERIAL
                               OCCUPATIONS DURING THE PAST FIVE YEARS
------------------------- -----------------------------------------------------
Joel Ackerman             Member and Managing Director of WP LLC; Partner of WP
------------------------- -----------------------------------------------------
Gregory Back              Member and Managing Director of WP LLC, Partner
                          of WP; prior to 1999, Mr. Back was employed by
                          McKinsey & Company
------------------------- -----------------------------------------------------
David Barr                Member and Managing Director
                          of WP LLC, Partner of WP; prior to
                          2000, Mr. Barr was a Managing
                          Director of Butler Capital and was
                          employed by Goldman, Sachs & Co.
------------------------- -----------------------------------------------------
Frank M. Brochin (1)      Member and Managing Director of WP LLC
------------------------- -----------------------------------------------------
Harold Brown              Member and Managing Director of WP LLC; Partner of WP
------------------------- -----------------------------------------------------
Sean D. Carney            Member and Managing Director of WP LLC, Partner of WP
------------------------- -----------------------------------------------------
Timothy J. Curt           Member and Managing Director of WP LLC, Partner
                          of WP; prior to 1998, Mr. Curt was a tax partner in
                          the accounting firm of Ernst & Young LLP and a
                          member of its Mergers & Acquisitions Services Group
W. Bowman Cutter          Member and Managing Director of WP LLC; Partner of WP
------------------------- -----------------------------------------------------
Cary J. Davis             Member and Managing Director of WP LLC; Partner of WP
------------------------- -----------------------------------------------------
Stephen Distler           Member and Managing Director of WP LLC; Partner of WP
------------------------- -----------------------------------------------------
Tetsuya Fukagawa (2)      Member and Managing Director of WP LLC; prior
                          to 1999, Mr. Fukagawa was employed by J.P. Morgan
                          (New York and Tokyo), McKinsey & Company, Inc.
                          (Tokyo), and Mitsubishi Bank (Tokyo)
------------------------- -----------------------------------------------------
Makoto Fukuhara (2)       Member and Managing Director of WP LLC; prior
                          to 1999, Mr. Fukuhara was employed by Credit Suisse
                          First Boston
------------------------- -----------------------------------------------------
Stewart K. P. Gross       Member and Senior Managing Director of WP LLC;
                          Partner of WP
------------------------- -----------------------------------------------------
Alf Grunwald (3)          Member and Managing Director of WP LLC; prior
                          to 2000, Mr. Grunwald was President and Chief
                          Executive Officer of  Deloitte and Touche Consulting
                          Group-ICS and Vice President of Sales and Marketing
                          of SAP Canada
------------------------- -----------------------------------------------------
Patrick T. Hackett        Member and Managing Director of WP LLC; Partner of WP
------------------------- -----------------------------------------------------
Jeffrey A. Harris         Member and Senior Managing Director of WP LLC; Partner
                          of WP
------------------------- -----------------------------------------------------
Sung-Jin Hwang (4)        Member and Managing Director of WP LLC; prior to 1999,
                          Mr. Hwang was employed with the Investment Banking
                          Division of Credit Suisse First Boston and was an
                          associate of the law firms of Sullivan & Cromwell and
                          Kim & Chang
------------------------- -----------------------------------------------------
Roberto Italia (5)        Member and Managing Director of WP LLC
------------------------- -----------------------------------------------------

------------------------- -----------------------------------------------------
William H. Janeway        Member and Vice Chairman of WP LLC; Partner of WP
------------------------- -----------------------------------------------------
Charles R. Kaye           Member and Executive Managing Director of WP LLC;
                          Partner of WP
------------------------- -----------------------------------------------------
Rajesh Khanna (6)         Member and Managing Director of WP LLC
------------------------- -----------------------------------------------------
Henry Kressel             Member and Senior Managing Director of WP LLC; Partner
                          of WP
------------------------- -----------------------------------------------------
Rajiv B. Lall (6)         Member and Managing Director of WP LLC; prior to 1997,
                          Mr. Lall was an Executive Director of Morgan Stanley
                          (Asian Economic Research)
------------------------- -----------------------------------------------------
Joseph P. Landy           Member and Executive Managing Director of WP LLC;
                          Partner of WP
------------------------- -----------------------------------------------------
Sidney Lapidus            Member and Managing Director of WP LLC; Partner of WP
------------------------- -----------------------------------------------------
Kewsong Lee               Member and Managing Director of WP LLC; Partner of WP
------------------------- -----------------------------------------------------
Jonathan S. Leff          Member and Managing Director of WP LLC; Partner of WP
------------------------- -----------------------------------------------------
Reuben S. Leibowitz       Member and Managing Director of WP LLC; Partner of WP
------------------------- -----------------------------------------------------
David E. Libowitz         Member and Managing Director of WP LLC; Partner of WP
------------------------- -----------------------------------------------------
Nicholas J. Lowcock (7)   Member and Managing Director of WP LLC
------------------------- -----------------------------------------------------
John W. MacIntosh (8)     Member and Managing Director of WP LLC
------------------------- -----------------------------------------------------
Nancy Martin              Member and Managing Director of WP LLC; Partner of WP;
                          prior to 1999, Dr. Martin was Vice President of
                          Research and Development of MCI Systemhouse' Executive
                          Director of Advanced Technology for Melville
                          Corporation and a partner of Coopers & Lybrand where
                          she directed advanced technology nationally.  In
                          addition, Dr. Martin was the founder and Chief
                          Executive Officer of SoftPert Systems, founding
                          professor of Software Engineering at Wang Institute of
                          Graduate Studies and Visiting Professor at Stanford
                          University.
------------------------- -----------------------------------------------------
Edward J. McKinley        Member and Managing Director of WP LLC; Partner of WP;
                          President of Warburg Pincus International LLC
------------------------- -----------------------------------------------------
Rodman W. Moorhead III    Member and Managing Director of WP LLC; Partner of WP
------------------------- -----------------------------------------------------
James Neary               Member and Managing Director of WP LLC; Partner of WP;
                          prior to 2000, Mr. Neary was a Managing Director of
                          Chase Securities and was employed by Credit Suisse
                          First Boston
------------------------- -----------------------------------------------------
Howard H. Newman          Member and Vice Chairman of WP LLC; Partner of WP
------------------------- -----------------------------------------------------
Gary D. Nusbaum           Member and Managing Director of WP LLC; Partner of WP
------------------------- -----------------------------------------------------
Dalip Pathak              Member and Managing Director of WP LLC; Partner of WP
------------------------- -----------------------------------------------------
Lionel I. Pincus          Managing Member, Chairman and Chief Executive Officer
                          of WP LLC; Managing Partner of WP
------------------------- -----------------------------------------------------
Pulak Chandan Prasad (6)  Member and Managing Director of WP LLC; prior to 1998,
                          Mr. Prasad was a management consultant with McKinsey &
                          Company (United States, India and South Africa)
------------------------- -----------------------------------------------------
John D. Santoleri         Member and Managing Director of WP LLC;
                          Partner of WP; prior to 1997, Mr. Schneider
                          was a Managing Director with NationsBank Capital
                          Markets, Inc.
------------------------- -----------------------------------------------------

------------------------- -----------------------------------------------------
Steven G. Schneider       Member and Managing Director of WP LLC; Partner of WP
------------------------- -----------------------------------------------------
Melchior Stahl (3)        Member and Managing Director of WP LLC; prior to 1999,
                          Mr. Stahl was a Managin Director of Goldman, Sachs &
                          Co. (Frankfurt and London), First Boston (New York)
                          and Booz Allan & Hamilton GmbH (Dusseldorf)
------------------------- -----------------------------------------------------
Chang Q. Sun (9)          Member and Managing Director of WP LLC
------------------------- -----------------------------------------------------
Barry Taylor              Member and Managing Director of WP LLC,
                          Partner of WP; prior to 2000, Mr. Taylor was
                          employed by the law firm of Wilson Sonsini Goodrich
                          and Rosati
------------------------- -----------------------------------------------------
John L. Vogelstein        Member, President and Vice Chairman of WP LLC; Partner
                          of WP
------------------------- -----------------------------------------------------
Elizabeth H. Weatherman   Member and Managing Director of WP LLC; Partner of WP
------------------------- -----------------------------------------------------
David Wenstrup            Member and Managing Director of WP LLC; Partner of WP;
                          prior to 1997, Mr. Wenstrup was employed by the Boston
                          Consulting Group
------------------------ -----------------------------------------------------
Jeremy S. Young (7)       Member and Managing Director of WP LLC
------------------------- -----------------------------------------------------

(1) - Citizen of France

(2) - Citizen of Japan

(3) - Citizen of Germany

(4) - Citizen of Korea

(5) - Citizen of Italy

(6) - Citizen of India

(7) - Citizen of United Kingdom

(8) - Citizen of Canada

(9) - Citizen of China

                                   Schedule II
                                   -----------

     Set forth below is the name, position, present principal occupation and material occupations during the last five years of each of the executive officers of Cobalt Acquisition Corporation ("Merger Sub"). Merger Sub is a wholly-owned subsidiary of Warburg, Pincus Equity Partners, L.P. ("WPEP"). The business address of each of such persons is 466 Lexington Avenue, New York, New York 10017. Each of the persons listed below is a citizen of the United States.

                        EXECUTIVE OFFICERS OF MERGER SUB
                        --------------------------------

----------------------- -------------------------------------------------------
        NAME             CURRENT PRINCIPAL OCCUPATION AND MATERIAL OCCUPATIONS
                                       DURING THE PAST FIVE YEARS
----------------------- -------------------------------------------------------
Joseph P. Landy         Partner of WP; Member and Executive Managing Director
                        of WP LLC; President, Treasurer and director of Merger
                        Sub
----------------------- -------------------------------------------------------
Gregory Back            Partner of WP; Member and Managing Director of WP LLC;
                        Vice President and Secretary of Merger Sub; prior to
                        1999, Mr. Back was employed by McKinsey & Company
----------------------- -------------------------------------------------------
Maya Chorengel          Vice President of WP LLC; Assistant Vice President of
                        Merger Sub; prior to 1997, Ms. Chorengel was employed
                        by Morgan Stanley and James D. Wolfensohn
----------------------- -------------------------------------------------------